UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 16, 2018 (August 13, 2018)

TRUETT-HURST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35973	46-1561499
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Foss Creek Circle Healdsburg, CA	95448
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (707) 431.4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 13, 2018, Truett-Hurst, Inc., a Delaware corporation (“Truett-Hurst”), and H.D.D. LLC, a California limited liability company and Truett-Hurst’s consolidated subsidiary (“HDD” and, together with Truett-Hurst, the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Precept Brands LLC, a Washington limited liability company (“Precept”) pursuant to which the Company has agreed to sell certain assets comprising its wholesale wine business (the “Business”) to Precept (the “Transaction”).

Under the terms of the Purchase Agreement, the parties have made customary representations and warranties and agreed to various customary covenants, including, among others, post-closing non-solicitation and non-competition covenants, as well as indemnification provisions for breaches of such representations and warranties or covenants. In connection with the Transaction, Precept has entered into an employment agreement with Phillip Hurst, effective November 1, 2018, the continued effectiveness of which is a condition to closing the Transaction.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In connection with and effective upon the closing of the Transaction, the Company and Precept entered into a Royalty Payment Agreement (the “Royalty Payment Agreement”) and a Transition Services Agreement (the “Transition Services Agreement”). Under the terms of the Royalty Payment Agreement, Precept will pay the Company a percentage of Precept’s gross profit from the sale of certain Company brands purchased by Precept in the Transaction. Under the terms of the Transition Services Agreement, the Company will provide Precept with certain services relating to the Business for a period of time following closing, at the rates set forth therein.

The foregoing description of the Royalty Payment Agreement and Transition Services Agreement and the transactions contemplated thereby is qualified in its entirety by the full text of the Royalty Payment Agreement and Transition Services Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Business or Precept or any of their respective businesses, subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (a) were made by the parties thereto only for purposes of that agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Purchase Agreement; (c) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement (such disclosures include information that has been included in public disclosures, as well as additional non-public information); (d) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (e) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Business or Precept or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Item 1.02	Termination of a Material Definitive Agreement.

The Company previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on July 17, 2015 that HDD is a party to a Loan and Security Agreement (as amended or modified, the “Loan Agreement”) with Bank of the West (“Lender”) and borrowed funds pursuant to certain notes issued by Lender (the Loan Agreement, the notes and any and all other agreements, instruments and documents executed by HDD and/or Lender related to the Loan Agreement or the notes, collectively, the “Loan Documents”). In connection with the Loan Documents, HDD entered into a security agreement granting Lender a security interest in certain assets of the Company and certain existing owners of HDD entered into guarantee agreements in connection with the Company’s obligations under the Loan Documents.

In connection with the Transaction, HDD has paid off all obligations pursuant to the Loan Documents and terminated its obligations thereunder.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 13, 2018, the Company completed the sale of assets comprising the Business to Precept for a purchase price of $18,325,012 in cash, assumed liabilities and royalty payments, subject to certain closing adjustments.

The description of the Transaction contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, the Company is announcing the following changes to its executive leadership:

(b)       Mr. Phillip Hurst, President and Chief Executive Officer of the Company, will be resigning from his position with the Company effective November 1, 2018.

(d)       Mr. Paul E. Dolan, III has been appointed as the Company’s President and Chief Executive Officer effective November 1, 2018. Mr. Dolan, age 67, currently serves as a director of the Company, and details regarding his previous involvement with the Company and business experience is incorporated by reference from the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 1, 2018. The Company and Mr. Dolan expect to enter into an agreement regarding Mr. Dolan’s compensation prior to the commencement of his appointment. The Company will provide disclosure regarding such compensation arrangement as required by the Securities and Exchange Commission.

There is no arrangement or understanding between Mr. Dolan and any other person pursuant to which Mr. Dolan was selected as an officer, and, other than as previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 1, 2018 (which disclosure is incorporated by reference herein), Mr. Dolan does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no family relationship between Mr. Dolan and any director, executive officer or person nominated or chosen by the registrant to become a director or executive officer of the registrant.

Additional information about the benefit plans and programs described in this Item 5.02, and other plans and programs generally available to the Company’s directors and executive officers, is included in the Company’s Proxy Statement for the 2018 annual meeting of stockholders filed with the Securities and Exchange Commission on May 1, 2018.

Item 8.01. Other Items.

On August 13, 2018, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, including statements concerning the consummation of the transactions contemplated by the Purchase Agreement and the costs associated with the sale of the Business, are based on current expectations and assumptions that are subject to risks and uncertainties and actual results could differ materially. Words such as “estimate”, “believe”, “expect”, “anticipate”, “intend”, and similar expressions may identify such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for a discussion of important factors that could cause actual results to differ materially from forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements of the Company specified in Regulation S-X giving effect to the disposition of the Business are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

●	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2018; and
●	Unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2018 and the years ended June 30, 2017 and June 30, 2016.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 13, 2018, among Truett-Hurst, Inc., H.D.D. LLC and Precept Brands, LLC*

10.1	Royalty Payment Agreement, dated as of September 1, 2018, among Truett-Hurst, Inc., H.D.D. LLC and Precept Brands, LLC*

10.2	Transition Services Agreement, dated as of August 13, 2018, between H.D.D. LLC and Precept Brands, LLC*

99.1	Press Release dated August 13, 2018

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the disposition of the Business

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst, Inc.

By:	/s/ Phillip L. Hurst
Phillip L. Hurst
President and Chief Executive Officer

Date: August 16, 2018

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 13, 2018, among Truett-Hurst, Inc., H.D.D. LLC and Precept Brands, LLC*

10.1	Royalty Payment Agreement, dated as of September 1, 2018, among Truett-Hurst, Inc., H.D.D. LLC and Precept Brands, LLC*

10.2	Transition Services Agreement, dated as of August 13, 2018, between H.D.D. LLC and Precept Brands, LLC*

99.1	Press Release dated August 13, 2018

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements giving effect to the disposition of the Business.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.